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                                                                Exhibit 10.6(c)

                                 AMENDMENT NO. 2
                                       TO
                          REGISTRATION RIGHTS AGREEMENT



         This Amendment No. 2 dated May 9, 1997 (the "Amendment") to the Registration Rights Agreement dated November 9, 1995 among Giga Information Group, Inc., a Delaware corporation (the "Corporation"), the investors listed on Exhibit A thereto (the "Investors") and those key members of the Company's management listed on Exhibit B thereto (the "Management Persons"), as amended (the "Agreement"), is entered into by the Corporation, the Investors and the Management Persons. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

         WHEREAS, the Corporation proposes to enter into a Series C Preferred Stock and Warrant Purchase Agreement dated as of the date hereof (the "Series C Stock and Warrant Purchase Agreement") with the purchasers named on Schedule I thereto (the "Purchasers"), and

         WHEREAS, it is a condition to the performance of the obligations by the Purchasers under the Series C Stock and Warrant Purchase Agreement that the Corporation, the Investors and the Management Persons enter into this Amendment for the purposes of making the Purchasers parties to the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Agreement. Acting in accordance with Section 1.1 of the Agreement, the undersigned hereby consent to the following amendments to the Agreement.

         (a) Clause (ii) of Subsection 2.1(b) is deleted in its entirety and the following is inserted in lieu thereof:

             "(ii) the shares of Common Stock issuable or issued upon conversion of the Company's Series A Convertible Preferred Stock, $.001 par value, Series B Convertible Preferred Stock, $.001 par value, and Series C Convertible Preferred Stock, $.001 par

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             value (such shares of Common Stock referred to in clauses (i) and
             (ii) hereof collectively referred to hereinafter as the "Stock"); and"

         (b) Exhibit A of the Agreement is hereby amended, as set forth on Exhibit A attached hereto, pursuant to which each of the purchasers of shares of the Corporation's Series C Preferred Stock, $.001 par value, pursuant to the Series C Stock and Warrant Purchase Agreement of even date herewith, is added to Exhibit A of the Agreement and thereby becomes a party thereto and entitled to the rights and benefits thereof;

         (c) Exhibit B of the Agreement is hereby amended, as set forth on Exhibit B attached hereto, to specifically enumerate the number of shares of the classes and series of the Company's capital stock owned by each of the Management Persons which, in accordance with the terms of the Agreement, collectively with any additional shares of the Company's securities acquired by the Management Persons after the date of this Amendment, shall be deemed to be "Management Shares" under the Agreement.

         2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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         IN WITNESS WHEREOF the parties hereto have executed this Amendment No.
2 to Registration Rights Agreement on the date first above written.

GIGA INFORMATION GROUP, INC.


By:
    -------------------------------

Title:
      -----------------------------


Management Persons:


-----------------------------------
Gideon I. Gartner


-----------------------------------
David L. Gilmour


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